                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2006

                                   ----------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-26719                38-3360865
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                            49504
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code 616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Grant of Stock Options

     On November 16, 2006, the Compensation Committee of the Board of Directors of Mercantile Bank Corporation ("Mercantile") granted an incentive stock option to each of its four executive officers under its Stock Incentive Plan of 2006 (the "Plan"). At the same time, options were granted under the Plan to officers and employees of Mercantile's wholly owned subsidiary, Mercantile Bank of Michigan (the "Bank"). The Plan was approved by Mercantile's shareholders at their annual meeting held on April 27, 2006, and is described in the proxy statement that was filed with the Securities and Exchange Commission for that meeting. A copy of the Plan is set forth in Appendix A to that proxy statement and incorporated by reference as an exhibit to this report.

     The options granted to Mercantile's four executive officers on November 16, 2006 are as follows:

                                          NUMBER OF SHARES        DATE OPTION
                                            FOR WHICH THE        FOR THE SHARES
NAME AND TITLE                           OPTION WAS GRANTED   BECOMES EXERCISABLE
--------------                           ------------------   -------------------
Gerald R. Johnson, Jr.                          2,500          November 16, 2008
Chairman of the Board and                       1,300          January 1, 2009
Chief Executive Officer

Michael H. Price                                2,500          November 16, 2008
President and Chief Operating Officer           1,300          January 1, 2009

Robert B Kaminski                               2,200          November 16, 2008
Executive Vice President and Secretary

Charles E. Christmas                            1,850          November 16, 2008
Senior Vice President, Chief Financial
Officer and Treasurer

     Each of these options has an exercise price of $39.84 per share, and expires on November 15, 2013, subject to earlier termination pursuant to the terms of the Plan. Each of the executive officers of Mercantile named above also serves as an executive officer of one or more of Mercantile's subsidiaries, including the Bank.

     Mercantile is filing as an exhibit to this Form 8-K the form of the stock option agreement used for granting options under the Plan.

Grant of Restricted Stock Awards

     On November 16, 2006, the Compensation Committee of the Board of Directors of Mercantile also granted a restricted stock award under the Plan to each of its four executive officers, who are also executive officers of the Bank. At the same time, restricted stock awards were granted under the Plan to other officers and employees of the Bank.

     The restricted stock awards granted to Mercantile's four executive officers on November 16, 2006 are as follows:

                                         NUMBER OF SHARES
                                           OF RESTRICTED     VESTING DATE OF
NAME AND TITLE                             STOCK AWARDED    RESTRICTED SHARES
--------------                           ----------------   -----------------
Gerald R. Johnson, Jr.                         1,350        November 16, 2010
Chairman of the Board and
Chief Executive Officer

Michael H. Price                               1,350        November 16, 2010
President and Chief Operating Officer

Robert B Kaminski                                750        November 16, 2010
Executive Vice President and Secretary

Charles E. Christmas                             650        November 16, 2010
Senior Vice President, Chief Financial
Officer and Treasurer

     The restricted stock awarded on November 16, 2006 is subject to forfeiture and restrictions on transfer until the shares become vested on November 16, 2010. The restricted stock is forfeited if the employee ceases to be an employee of Mercantile and its subsidiaries prior to the restricted stock vesting; subject to accelerated or prorated vesting as provided for in the applicable restricted stock award agreement in the event of the employee's death, disability, retirement, termination other than for cause, change in control, or exercise of discretion by the Compensation Committee.

     Mercantile is filing as an exhibit to this Form 8-K the form of the restricted stock award agreement used for awarding restricted stock under the Plan.


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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number                                  Description
-------                                 -----------
  10.1    Form of Notice of Grant of Incentive Stock Option and Stock Option
          Agreement for incentive stock options granted under the Stock
          Incentive Plan of 2006

  10.2    Form of Restricted Stock Award Agreement Notification of Award and
          Terms and Conditions of Award for restricted stock under the Stock
          Incentive Plan of 2006

  10.3    Stock Incentive Plan of 2006 is incorporated by reference to Appendix
          A of Mercantile's proxy statement for its April 27, 2006 annual meeting of shareholders that was filed with the Securities and Exchange Commission (Commission File No. 000-26719)


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERCANTILE BANK CORPORATION


                                        By: /s/ Charles E. Christmas
                                            ------------------------------------
                                            Charles E. Christmas
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer

Date: November 21, 2006

                                  EXHIBIT INDEX

Exhibit
Number                                  Description
-------                                 -----------
  10.1    Form of Notice of Grant of Incentive Stock Option and Stock Option
          Agreement for incentive stock options granted under the Stock
          Incentive Plan of 2006

  10.2    Form of Restricted Stock Award Agreement Notification of Award and
          Terms and Conditions of Award for restricted stock under the Stock
          Incentive Plan of 2006

  10.3    Stock Incentive Plan of 2006 is incorporated by reference to Appendix
          A of Mercantile's proxy statement for its April 27, 2006 annual meeting of shareholders that was filed with the Securities and Exchange Commission (Commission File No. 000-26719)


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